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Exhibit 10.60

SPX Corporation

2002 STOCK COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT
                                     AWARD

        THIS AGREEMENT is made between SPX CORPORATION, a Delaware corporation (the "Company"), and the Recipient pursuant to the SPX Corporation 2002 Stock Compensation Plan (the "Plan") in combination with a Summary of Restricted Stock Unit Award (the "Award Summary") displayed at the Smith Barney website. The Award Summary, which identifies the person to whom the Restricted Stock Units (as defined in Section 1 below) are granted (the "Recipient") and specifies the date (the "Award Date") and other details of the award, and the electronic acceptance of this Agreement (which also is displayed at the Smith Barney website), are incorporated herein by reference. The parties hereto agree as follows:

        1.    Grant of Restricted Stock Units.    The Company hereby grants to the Recipient, pursuant to Section 10 of the Plan, an award of stock units as specified in the Award Summary (the "Restricted Stock Units"), subject to the terms and conditions of the Plan and this Agreement. Each Restricted Stock Unit will entitle the Recipient to a share of Company common stock (the "Common Stock") when the Restricted Stock Unit ceases to be subject to a Period of Restriction (as defined in Section 4 below). The Recipient must accept the Restricted Stock Unit award within 90 days after the Award Date in accordance with the instructions provided by the Company. The award automatically will be rescinded upon the action of the Company, in its discretion, if the award is not accepted within 90 days after the Award Date.

        2.    Restrictions.    The Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, whether voluntarily or involuntarily or by operation of law. The Recipient shall have no rights in the Common Stock underlying the Restricted Stock Units until the termination of the applicable Period of Restriction or as otherwise provided in the Plan or this Agreement. The Recipient shall not have any voting rights with respect to the Restricted Stock Units, nor shall he or she receive or be entitled to receive any dividends or dividend equivalents with respect to the Restricted Stock Units.

        3.    Restricted Stock Unit Account.    The Company shall maintain an account (the "Restricted Stock Unit Account" or "Account") on its books in the name of the Recipient, which shall reflect the number of Restricted Stock Units awarded to the Recipient.

        4.    Period of Restriction.    Subject to the provisions of the Plan and this Agreement, unless they are vested or forfeited earlier as described in Section 5, 6, or 7 of this Agreement, as applicable, the Restricted Stock Units shall become vested as to thirty-three and one-third percent (33 1/3%) of the units on the first anniversary of the Award Date, as to an additional thirty-three and one-third percent (33 1/3%) on the second anniversary of the Award Date, and as to the remaining thirty-three and one-third percent (33 1/3%) on the third anniversary of the Award Date. Upon vesting, all vested Restricted Stock Units shall cease to be considered Restricted Stock Units, subject to the terms and conditions of the Plan and this Agreement, and the Recipient shall be entitled to receive one share of Common Stock for each vested Restricted Stock Unit in the Recipient's Restricted Stock Unit Account. The period prior to the vesting date with respect to a Restricted Stock Unit is referred to as the "Period of Restriction."

        5.    Vesting upon Termination due to Retirement, Disability or Death.    If, while the Restricted Stock Units are subject to a Period of Restriction, the Recipient terminates employment with the Company (or a Subsidiary of the Company if the Recipient is then in the employ of such Subsidiary) by reason of retirement, disability (as determined by the Company) or death, then the portion of the Restricted Stock Units subject to a Period of Restriction shall become fully vested as of the date of employment termination without regard to the Period of Restriction set forth in Section 4 of this Agreement. A Recipient will be eligible for "retirement" treatment for purposes of this Agreement if, at the time of employment termination, he/she is age 55 or older, he/she has completed five years of service with the Company or a Subsidiary (provided that the Subsidiary has been directly or indirectly owned by the Company for at least three years), and he/she voluntarily elects to retire. The term "Subsidiary" is defined in the Plan and means a corporation with respect to which the Company directly or indirectly owns 50% or more of the voting power.

        6.    Forfeiture upon Termination due to Reason other than Retirement, Disability or Death.    If, while the Restricted Stock Units are subject to a Period of Restriction, the Recipient's employment with the Company (or a Subsidiary of the Company if the Recipient is then in the employ of such Subsidiary) terminates for a reason other than the Recipient's retirement, disability or death, then the Recipient shall forfeit any Restricted Stock Units that are subject to a Period of Restriction on the date of such employment termination.

        7.    Vesting upon Change of Control.    In the event of a "Change of Control" of the Company as defined in this Section, the Restricted Stock Units shall cease to be subject to the Period of Restriction set forth in Section 4 of this Agreement. A "Change of Control" shall be deemed to have occurred if:

          (a)   Any "Person" (as defined below), excluding for this purpose (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company, and (iii) any entity organized, appointed or established for or pursuant to the terms of any such plan that acquires beneficial ownership of common shares of the Company, is or becomes the "Beneficial Owner" (as defined below) of twenty percent (20%) or more of the common shares of the Company then outstanding; provided, however, that no Change of Control shall be deemed to have occurred as the result of an acquisition of common shares of the Company by the Company which, by reducing the number of shares outstanding, increases the proportionate beneficial ownership interest of any Person to twenty percent (20%) or more of the common shares of the Company then outstanding, but any subsequent increase in the beneficial ownership interest of such a Person in common shares of the Company shall be deemed a Change of Control; and provided further that if the Board of Directors of the Company determines in good faith that a Person who has become the Beneficial Owner of common shares of the Company representing twenty percent (20%) or more of the common shares of the Company then outstanding has inadvertently reached that level of ownership interest, and if such Person divests as promptly as practicable a sufficient number of shares of the Company so that the Person no longer has a beneficial ownership interest in twenty percent (20%) or more of the common shares of the Company then outstanding, then no Change of Control shall be deemed to have occurred. For purposes of this paragraph (a), the following terms shall have the meanings set forth below:

              (i)  "Person" shall mean any individual, firm, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of any such entity.

             (ii)  "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (iii)  A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

              (A)  which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3 under the Exchange Act);

              (B)  which such Person or any of such Person's Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage

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      of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than rights under the Company's Rights Agreement dated June 25, 1996 with The Bank of New York, as amended), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (2) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (a) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (b) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

              (C)  which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (a)(iii)(B)(2), above) or disposing of any securities of the Company.

            Notwithstanding anything in this "Beneficial Ownership" definition to the contrary, the phrase "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (b)   During any period of two (2) consecutive years (not including any period prior to the acceptance of this Agreement), individuals who at the beginning of such two-year period constitute the Board of Directors of the Company and any new director or directors (except for any director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), above, or paragraph (c), below) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

          (c)   Approval by the shareholders of (or if such approval is not required, the consummation of) (i) a plan of complete liquidation of the Company, (ii) an agreement for the sale or disposition of the Company or all or substantially all of the Company's assets, (iii) a plan of merger or consolidation of the Company with any other corporation, or (iv) a similar transaction or series of transactions involving the Company (any transaction described in parts (i) through (iv) of this paragraph (c) being referred to as a "Business Combination"), in each case unless after such a Business Combination the shareholders of the Company immediately prior to the Business Combination continue to own at least eighty percent (80%) of the voting securities of the new (or continued) entity immediately after such Business Combination, in substantially the same proportion as their ownership of the Company immediately prior to such Business Combination.

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        Notwithstanding any provision of this Agreement to the contrary, a "Change of Control" shall not include any transaction described in paragraph (a) or (c), above, where, in connection with such transaction, the Recipient and/or any party acting in concert with the Recipient substantially increases his or its, as the case may be, ownership interest in the Company or a successor to the Company (other than through conversion of prior ownership interests in the Company and/or through equity awards received entirely as compensation for past or future personal services).

        8.    Settlement Following Change of Control.    Notwithstanding any provision of this Agreement to the contrary, in connection with or after the occurrence of a Change of Control as defined in Section 7 of this Agreement, the Company may, in its sole discretion, fulfill its obligation with respect to all or any portion of the Restricted Stock Units that cease to be subject to a Period of Restriction in conjunction with the Change of Control by:

          (a)   delivery of (i) the number of shares of Common Stock that corresponds with the number of Restricted Stock Units that have ceased to be subject to a Period of Restriction or (ii) such other ownership interest as such shares of Common Stock that correspond with the vested Restricted Stock Units may be converted into by virtue of the Change of Control transaction;

          (b)   payment of cash in an amount equal to the fair market value of the Common Stock that corresponds with the number of vested Restricted Stock Units at that time; or

          (c)   delivery of any combination of shares of Common Stock (or other converted ownership interest) and cash having an aggregate fair market value equal to the fair market value of the Common Stock that corresponds with the number of Restricted Stock Units that have become vested at that time.

        9.    Adjustment in Capitalization.    In the event of any change in the Common Stock of the Company through stock dividends or stock splits, a corporate split-off or split-up, or recapitalization, merger, consolidation, exchange of shares, or a similar event, the number of Restricted Stock Units subject to this Agreement may be equitably adjusted by the Committee (as defined below), in its sole discretion.

        10.    Delivery of Stock Certificates.    Subject to the requirements of Sections 11 and 12 below, as promptly as practicable after Restricted Stock Units cease to be subject to a Period of Restriction in accordance with Section 4, 5, or 7 of this Agreement, the Company shall cause to be issued and delivered to a brokerage account for the benefit of the Recipient certificates for the shares of Common Stock that correspond to the vested Restricted Stock Units.

        11.    Tax Withholding.    Whenever a Period of Restriction applicable to the Recipient's rights to some or all of the Restricted Stock Units lapses as provided in Section 4, 5, or 7 of this Agreement, the Company or its agent shall notify the Recipient of the related amount of tax that must be withheld under applicable tax laws. Regardless of any action the Company, any Subsidiary of the Company, or the Recipient's employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax") that the Recipient is required to bear pursuant to all applicable laws, the Recipient hereby acknowledges and agrees that the ultimate liability for all Tax is and remains the responsibility of the Recipient.

        Prior to receipt of any shares that correspond to vested Restricted Stock Units, the Recipient shall pay or make adequate arrangements satisfactory to the Company and/or any Subsidiary of the Company to satisfy all withholding and payment on account obligations of the Company and/or any Subsidiary of the Company. In this regard, the Recipient authorizes the Company and/or any Subsidiary of the Company to withhold all applicable Tax legally payable by the Recipient from the Recipient's wages or other cash compensation paid to the Recipient by the Company and/or any Subsidiary of the Company or from the proceeds of the sale of shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Common Stock that the Recipient is due to

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acquire to satisfy the withholding obligation for Tax and/or withhold any Common Stock, provided that the Company sells or withholds only the amount of Common Stock necessary to satisfy the minimum withholding amount. Finally, the Recipient agrees to pay the Company or any Subsidiary of the Company any amount of any Tax that the Company or any Subsidiary of the Company may be required to withhold as a result of the Recipient's participation in the Plan that has not been satisfied by the means previously described. The Company may refuse to deliver Common Stock if the Recipient fails to comply with its obligations in connection with the tax as described in this section.

        The Company advises the Recipient to consult his or her lawyer or accountant with respect to the tax consequences for the Recipient under the Plan.

        The Company and/or any Subsidiary of the Company: (a) make no representations or undertakings regarding the tax treatment in connection with the Plan; and (b) do not commit to structure the Plan to reduce or eliminate the Recipient's liability for Tax.

        12.    Securities Laws.    This award is a private offer that may be accepted only by a Recipient who is an employee or director of the Company or a Subsidiary of the Company and who satisfies the eligibility requirements outlined in the Plan and the Committee's administrative procedures. This award has not been registered with the body responsible for regulating offers of securities in the Recipient's country. The future value of Common Stock acquired under the Plan is unknown and could increase or decrease.

        Neither the Plan nor any offering materials related to the Plan may be distributed to the public. The Common Stock should be resold only on the New York Stock Exchange and should not be resold to the public except in full compliance with local securities laws.

        The Addendum to this Agreement contains country-specific provisions regarding the securities laws in Denmark, France, Singapore and the United States.

        13.    No Employment or Compensation Rights.    This Section applies whether or not the Company has full discretion in the operation of the Plan, and whether or not the Company could be regarded as being subject to any legal obligations in the operation of the Plan. It also applies both during a Recipient's employment or employment relationship and after the termination of a Recipient's employment or employment relationship, whether the termination is lawful or unlawful.

        Nothing in the rules, the operation of the Plan or this Agreement forms part of the contract of employment or employment relationship between a Recipient and the Company or any affiliate of the Company. The rights and obligations arising from the employment relationship between the Recipient and the Company or one of its affiliates are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, continued employment or a continued employment relationship, nor shall it interfere in any way with the Company's or its affiliates' right to terminate the Recipient's employment at any time.

        The grant of rights on a particular basis in any year does not create any right to or expectation of the grant of rights on the same basis, or at all, in any future year.

        No employee is entitled to participate in the Plan, or to be considered for participation in the Plan, at a particular level or at all. Participation in any operation of the Plan does not imply any right to participate, or to be considered for participation, in any later operation of the Plan.

        Without prejudice to a Recipient's rights under the Plan, subject to and in accordance with the express terms of the applicable rules, no Recipient has any rights in respect of the Company's exercise or omission to exercise any discretion, or making or omission to make any decision, relating to the right. Any and all discretion, decisions or omissions relating to the right may operate to the disadvantage of the Recipient, even if this could be regarded as capricious or unreasonable or could be

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regarded as a breach of any implied term between the Recipient and his or her employer, including any implied duty of trust and confidence. Any such implied term is hereby excluded and overridden.

        No employee has any right to compensation for any loss in relation to the Plan, including:

  •
  any loss or reduction of any rights or expectations under the Plan in any circumstances or for any reason (including lawful or unlawful termination of employment or the employment relationship);

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  any exercise of discretion or a decision taken in relation to the Plan, or any failure to exercise discretion or make a decision; or

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  the operation, suspension, termination or amendment of the Plan.

The Restricted Stock Units granted pursuant to this Agreement do not constitute part of the Recipient's wages or remuneration or count as pay or remuneration for pension or other purposes. If the Recipient terminates employment with the Company or any Subsidiary or other affiliate, in no circumstances will the Recipient be entitled to any compensation for any loss of any right or benefit or any prospective right or benefit under the Plan or this Agreement that he or she might otherwise have enjoyed had such employment continued, whether such compensation is claimed by way of damages for wrongful dismissal, breach of contract or otherwise.

        Participation in the Plan is permitted only on the basis that the Recipient accepts all of the terms and conditions of the Plan and this Agreement, as well as the administrative rules established by the Committee. By participating in the Plan, a Recipient waives all rights under the Plan to the fullest extent permitted by applicable laws, other than the rights subject to and in accordance with the express terms of the applicable rules, in consideration for, and as a condition of, the grant of rights under the Plan. Neither this Agreement nor the Plan confers on the Recipient any legal or equitable rights (other than those related to the Restricted Stock Unit award) against the Company or any Subsidiary or directly or indirectly gives rise to any cause of action in law or in equity against the Company or any Subsidiary.

        Nothing in this Plan confers any benefit, right or expectation on a person who is not a Recipient.

        Each of the provisions set forth above is entirely separate and independent from each of the other provisions. If any provision is found to be invalid then it will be deemed never to have been part of these terms and, to the extent that it is possible to do so, this will not affect the validity or enforceability of any of the remaining provisions.

        14.    Data Privacy.    The Recipient agrees that the Company, with its headquarters located at 13515 Ballantyne Corporate Place, Charlotte, North Carolina, USA 28277, is the data controller in the context of the Plan.

        The Recipient hereby explicitly and unambiguously consents to the collection, storage, use, processing and transfer, in electronic or other form, of his or her personal data as described below by and among, as applicable, his or her employer and any of its affiliates for the exclusive purpose of implementing, administering and managing his or her participation in the Plan, and the transfer of such data by them to government and other regulatory authorities for the purpose of complying with their legal obligations in connection with the Plan.

        The Recipient understands that his or her employer and any of its affiliates may hold certain personal information about him or her, including his or her name, date of birth, date of hire, home and business addresses and telephone numbers, e-mail address, business group/segment, employment status, account identification, and details of all rights and other entitlement to shares or units awarded, cancelled, purchased, vested, unvested or outstanding in his or her favor pursuant to this Agreement, for the purpose of managing and administering the Plan ("Data").

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        The Recipient further agrees that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country or elsewhere, including outside the European Economic Area, and that the Recipient's country may have less adequate data privacy laws and protections than his or her country. The Company has entered into contractual arrangements to ensure the same safeguards for data as required under European Union Law. A third party to whom the information may be passed is Smith Barney (including Citigroup and its other affiliates). The Recipient understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Recipient authorizes recipients of the Data to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom shares acquired pursuant to the Plan may be deposited.

        The Recipient understands that Data will be held only as long as necessary to implement, administer and manage his or her participation in the Plan. The Recipient understands that he or she may, at any time, view his or her Data, request additional information about the storage and processing of Data, require any necessary amendments to his or her Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company's local data privacy administrator.

        The Recipient understands, however, that refusing or withdrawing his or her consent, although it will not have any negative effect on his or her employment, may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Recipient understands that he or she may contact the Company's local data privacy administrator.

        The Addendum to this Agreement contains a country-specific provision regarding the data privacy laws in France.

        15.    Plan Terms and Committee Authority.    This Agreement and the rights of the Recipient hereunder are subject to all of the terms and conditions of the Plan, as it may be amended from time to time, as well as to such rules and regulations as the Committee (meaning the Compensation Committee of the Board of Directors of the Company, as defined in the Plan) may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, all of which shall be binding upon the Recipient. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan. The Recipient hereby acknowledges receipt of a copy of the Plan and this Agreement.

        16.    Governing Law and Jurisdiction.    This Agreement is governed by the substantive and procedural laws of the state of Michigan. The Recipient and the Company agree to submit to the exclusive jurisdiction of, and venue in, the courts in Michigan in any dispute relating to this Agreement.

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ADDENDUM

Securities Laws

        The following country-specific provisions apply for purposes of Section 12 of the Agreement:

Denmark	No Offering Memorandum has been filed with or approved by the Danish Securities Council or any other regulatory authority in the Kingdom of Denmark. The Common Stock has not been offered or sold and may not be offered, sold or delivered directly or indirectly in Denmark, unless in compliance with Chapter 12 of the Danish Act on trading in Securities and the Danish Executive Order No. 166 of 13 March 2003 on the First Public Offer of Certain Securities issued pursuant hereto as amended from time to time.
France
Neither the Plan, which has not been submitted to the Commission des Operations de Bourse (the "COB"), nor any information contained therein or any offering material relating to the Restricted Stock Units or the Common Stock may be distributed or caused to be distributed to the public in France. Prospective beneficiaries of Restricted Stock Units and Common Stock are informed that the Plan has not been submitted to the clearance procedures of the COB.
Singapore
The Plan has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the Plan and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Restricted Stock Units or Common Stock may not be circulated or distributed, nor may the Common Stock be offered or sold or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than under circumstances in which such offer, sale or invitation does not constitute an offer or sale, or invitation for subscription or purchase, of the Common Stock to the public in Singapore.
United States
If a Registration Statement under the Securities Act of 1933, as amended, is not in effect with respect to the shares of Common Stock to be issued pursuant to this Agreement, the Recipient hereby represents that he or she is acquiring the shares of Common Stock for investment and with no present intention of selling or transferring them and that he or she will not sell or otherwise transfer the shares except in compliance with all applicable securities laws and requirements of any stock exchange on which the shares of Common Stock may then be listed.

Data Privacy

        The following country-specific provision applies for purposes of Section 14 of the Agreement:

France	The Company agrees that the Recipient has the right to access personal data relating to him or her, as collected and processed by the Company, and to ask for modification or suppression (in accordance with article 34 of the law "Informatique et Libertes" of 6 January 1978) of the Recipient's personal data if the data are incorrect or unnecessary for the limited purposes for which the data were collected. The Recipient can exercise these rights by sending a dated and signed request to the Company by fax or post to the Company's local data privacy administrator.

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SPX Corporation

2002 STOCK COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT
                         AWARD

        THIS AGREEMENT is made between SPX CORPORATION, a Delaware corporation (the "Company"), and the Recipient pursuant to the SPX Corporation 2002 Stock Compensation Plan (the "Plan") in combination with a Summary of Restricted Stock Unit Award (the "Award Summary") displayed at the Smith Barney website. The Award Summary, which identifies the person to whom the Restricted Stock Units (as defined in Section 1 below) are granted (the "Recipient") and specifies the date (the "Award Date") and other details of the award, and the electronic acceptance of this Agreement (which also is displayed at the Smith Barney website), are incorporated herein by reference. The parties hereto agree as follows:

        1.    Grant of Restricted Stock Units.    The Company hereby grants to the Recipient, pursuant to Section 10 of the Plan, an award of stock units as specified in the Award Summary (the "Restricted Stock Units"), subject to the terms and conditions of the Plan and this Agreement. The Restricted Stock Units are divided into three separate tranches, for purposes of determining when the Period of Restriction ends with respect to the stock units. Each Restricted Stock Unit will entitle the Recipient to a share of Company common stock (the "Common Stock") when the Restricted Stock Unit ceases to be subject to a Period of Restriction (as defined in Section 4 below). The Recipient must accept the Restricted Stock Unit award within 90 days after the Award Date in accordance with the instructions provided by the Company. The award automatically will be rescinded upon the action of the Company, in its discretion, if the award is not accepted within 90 days after the Award Date.

        2.    Restrictions.    The Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, whether voluntarily or involuntarily or by operation of law. The Recipient shall have no rights in the Common Stock underlying the Restricted Stock Units until the termination of the applicable Period of Restriction or as otherwise provided in the Plan or this Agreement. The Recipient shall not have any voting rights with respect to the Restricted Stock Units, nor shall he or she receive or be entitled to receive any dividends or dividend equivalents with respect to the Restricted Stock Units.

        3.    Restricted Stock Unit Account.    The Company shall maintain an account (the "Restricted Stock Unit Account" or "Account") on its books in the name of the Recipient, which shall reflect the number of Restricted Stock Units awarded to the Recipient.

        4.    Period of Restriction.    Subject to the provisions of the Plan and this Agreement, unless they are vested or forfeited earlier as described in Section 5, 6, or 7 of this Agreement, as applicable, each tranche of Restricted Stock Units awarded hereunder shall become vested and freely transferable according to the vesting schedule specified in the Award Summary if, as of any Measurement Date for such tranche, either (i) Total Shareholder Return for the Measurement Period associated with such Measurement Date is greater than the S&P Return for such Measurement Period, or (ii) the EVA Bonus Multiple is attained for the Measurement Period associated with such Measurement Date. The following schedule sets forth the Measurement Date(s) and associated Measurement Periods for each tranche, plus the EVA Bonus Multiple Requirement for each Measurement Period.

Measurement Date	Measurement Period	EVA Bonus Multiple Requirement

"Total Shareholder Return" shall mean the percentage change in the Fair Market Value of a share of Common Stock (using total shareholder return of the Common Stock as reported by Interactive Data Corporation) during the applicable Measurement Period. "S&P Return" shall mean the percentage return of the S&P 500 Composite Index (using total shareholder return of the S&P 500 Composite Index as reported by Interactive Data Corporation) during the applicable Measurement Period.

"EVA Bonus Multiple" means the Bonus Multiple attained under the SPX Corporation Executive EVA Incentive Compensation Plan, or any successor thereto (the "EVA Plan"), for the measurement unit(s) applicable to the Recipient for the Measurement Period. The EVA Bonus Multiple shall be determined as of March 1 of the year following each applicable Measurement Period or as soon as practicable thereafter. The EVA Bonus Multiple for Recipients transferred among two or more measurement units in any Measurement Period shall be the average EVA Bonus Multiple for such measurement units according to the number of calendar days worked in each measurement unit. To the extent that the Measurement Period includes more than one fiscal year of the Company, the Bonus Multiples attained under the EVA Plan for each fiscal year in the Measurement Period shall be added together to determine whether the EVA Bonus Multiple Requirement for the Measurement Period has been met. If, for all or part of any Measurement Period, the Company discontinues or terminates the EVA Plan, the Company shall: (1) establish a substitute metric for the EVA Bonus Multiple that, in the Company's sole discretion, provides Recipient with a comparable opportunity for vesting; or (2) determine whether vesting occurs solely by reference to the S&P Return requirement.

Upon vesting, all vested Restricted Stock Units shall cease to be considered Restricted Stock Units, subject to the terms and conditions of the Plan and this Agreement, and the Recipient shall be entitled to receive one share of Common Stock for each vested Restricted Stock Unit in the Recipient's Restricted Stock Unit Account. The period prior to the vesting date with respect to a Restricted Stock Unit is referred to as the "Period of Restriction."

        5.    Vesting upon Termination due to Retirement, Disability or Death.    If, while the Restricted Stock Units are subject to a Period of Restriction, the Recipient terminates employment with the Company (or a Subsidiary of the Company if the Recipient is then in the employ of such Subsidiary) by reason of retirement, disability (as determined by the Company) or death, then the portion of the Restricted Stock Units subject to a Period of Restriction shall become fully vested as of the date of employment termination without regard to the Period of Restriction set forth in Section 4 of this Agreement. A Recipient will be eligible for "retirement" treatment for purposes of this Agreement if, at the time of employment termination, he/she is age 55 or older, he/she has completed five years of service with the Company or a Subsidiary (provided that the Subsidiary has been directly or indirectly owned by the Company for at least three years), and he/she voluntarily elects to retire. The term "Subsidiary" is defined in the Plan and means a corporation with respect to which the Company directly or indirectly owns 50% or more of the voting power.

        6.    Forfeiture upon Termination due to Reason other than Retirement, Disability or Death.    If, while the Restricted Stock Units are subject to a Period of Restriction, the Recipient's employment with the Company (or a Subsidiary of the Company if the Recipient is then in the employ of such Subsidiary) terminates for a reason other than the Recipient's retirement, disability or death, then the Recipient shall forfeit any Restricted Stock Units that are subject to a Period of Restriction on the date of such employment termination.

        7.    Vesting upon Change of Control.    In the event of a "Change of Control" of the Company as defined in this Section, the Restricted Stock Units shall cease to be subject to the Period of Restriction set forth in Section 4 of this Agreement. A "Change of Control" shall be deemed to have occurred if:

          (a)   Any "Person" (as defined below), excluding for this purpose (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company, and (iii) any entity organized, appointed or established for or pursuant to the terms of any such plan that acquires beneficial ownership of common shares of the Company, is or becomes the "Beneficial Owner" (as defined below) of twenty percent (20%) or more of the common shares of the Company then outstanding; provided, however, that no Change of Control shall be deemed to have occurred as the result of an acquisition of common shares of the Company by the Company which, by reducing the number of shares outstanding, increases the proportionate beneficial ownership interest of any Person to twenty percent (20%) or more of the common shares of the Company then outstanding, but any subsequent increase in the beneficial ownership interest of such a Person in common shares of the Company shall be deemed a Change of Control; and provided further that if the Board of Directors of the Company determines in good faith that a Person who has become the Beneficial Owner of common shares of the Company representing twenty percent (20%) or more of the common shares of the Company then outstanding has inadvertently reached that level of ownership interest, and if such Person divests as promptly as practicable a sufficient number of shares of the Company so that the Person no longer has a beneficial ownership interest in twenty percent (20%) or more of the common shares of the Company then outstanding, then no Change of Control shall be deemed to have occurred. For purposes of this paragraph (a), the following terms shall have the meanings set forth below:

              (i)  "Person" shall mean any individual, firm, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of any such entity.

             (ii)  "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (iii)  A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

              (A)  which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3 under the Exchange Act);

              (B)  which such Person or any of such Person's Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than rights under the Company's Rights Agreement dated June 25, 1996 with The Bank of New York, as amended), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (2) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (a) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (b) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

              (C)  which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (a)(iii)(B)(2), above) or disposing of any securities of the Company.

            Notwithstanding anything in this "Beneficial Ownership" definition to the contrary, the phrase "then outstanding," when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (b)   During any period of two (2) consecutive years (not including any period prior to the acceptance of this Agreement), individuals who at the beginning of such two-year period constitute the Board of Directors of the Company and any new director or directors (except for any director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), above, or paragraph (c), below) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

          (c)   Approval by the shareholders of (or if such approval is not required, the consummation of) (i) a plan of complete liquidation of the Company, (ii) an agreement for the sale or disposition of the Company or all or substantially all of the Company's assets, (iii) a plan of merger or consolidation of the Company with any other corporation, or (iv) a similar transaction or series of transactions involving the Company (any transaction described in parts (i) through (iv) of this paragraph (c) being referred to as a "Business Combination"), in each case unless after such a Business Combination the shareholders of the Company immediately prior to the Business Combination continue to own at least eighty percent (80%) of the voting securities of the new (or continued) entity immediately after such Business Combination, in substantially the same proportion as their ownership of the Company immediately prior to such Business Combination.

        Notwithstanding any provision of this Agreement to the contrary, a "Change of Control" shall not include any transaction described in paragraph (a) or (c), above, where, in connection with such transaction, the Recipient and/or any party acting in concert with the Recipient substantially increases his or its, as the case may be, ownership interest in the Company or a successor to the Company (other than through conversion of prior ownership interests in the Company and/or through equity awards received entirely as compensation for past or future personal services).

        8.    Settlement Following Change of Control.    Notwithstanding any provision of this Agreement to the contrary, in connection with or after the occurrence of a Change of Control as defined in Section 7 of this Agreement, the Company may, in its sole discretion, fulfill its obligation with respect to all or any portion of the Restricted Stock Units that cease to be subject to a Period of Restriction in conjunction with the Change of Control by:

          (a)   delivery of (i) the number of shares of Common Stock that corresponds with the number of Restricted Stock Units that have ceased to be subject to a Period of Restriction or (ii) such other ownership interest as such shares of Common Stock that correspond with the vested Restricted Stock Units may be converted into by virtue of the Change of Control transaction;

          (b)   payment of cash in an amount equal to the fair market value of the Common Stock that corresponds with the number of vested Restricted Stock Units at that time; or

          (c)   delivery of any combination of shares of Common Stock (or other converted ownership interest) and cash having an aggregate fair market value equal to the fair market value of the Common Stock that corresponds with the number of Restricted Stock Units that have become vested at that time.

        9.    Adjustment in Capitalization.    In the event of any change in the Common Stock of the Company through stock dividends or stock splits, a corporate split-off or split-up, or recapitalization, merger, consolidation, exchange of shares, or a similar event, the number of Restricted Stock Units subject to this Agreement may be equitably adjusted by the Committee (as defined below), in its sole discretion.

        10.    Delivery of Stock Certificates.    Subject to the requirements of Sections 11 and 12 below, as promptly as practicable after Restricted Stock Units cease to be subject to a Period of Restriction in accordance with Section 4, 5, or 7 of this Agreement, the Company shall cause to be issued and delivered to a brokerage account for the benefit of the Recipient certificates for the shares of Common Stock that correspond to the vested Restricted Stock Units.

        11.    Tax Withholding.    Whenever a Period of Restriction applicable to the Recipient's rights to some or all of the Restricted Stock Units lapses as provided in Section 4, 5, or 7 of this Agreement, the Company or its agent shall notify the Recipient of the related amount of tax that must be withheld under applicable tax laws. Regardless of any action the Company, any Subsidiary of the Company, or the Recipient's employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding ("Tax") that the Recipient is required to bear pursuant to all applicable laws, the Recipient hereby acknowledges and agrees that the ultimate liability for all Tax is and remains the responsibility of the Recipient.

        Prior to receipt of any shares that correspond to vested Restricted Stock Units, the Recipient shall pay or make adequate arrangements satisfactory to the Company and/or any Subsidiary of the Company to satisfy all withholding and payment on account obligations of the Company and/or any Subsidiary of the Company. In this regard, the Recipient authorizes the Company and/or any Subsidiary of the Company to withhold all applicable Tax legally payable by the Recipient from the Recipient's wages or other cash compensation paid to the Recipient by the Company and/or any Subsidiary of the Company or from the proceeds of the sale of shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Common Stock that the Recipient is due to acquire to satisfy the withholding obligation for Tax and/or withhold any Common Stock, provided that the Company sells or withholds only the amount of Common Stock necessary to satisfy the minimum withholding amount. Finally, the Recipient agrees to pay the Company or any Subsidiary of the Company any amount of any Tax that the Company or any Subsidiary of the Company may be required to withhold as a result of the Recipient's participation in the Plan that has not been satisfied by the means previously described. The Company may refuse to deliver Common Stock if the Recipient fails to comply with its obligations in connection with the tax as described in this section.

        The Company advises the Recipient to consult his or her lawyer or accountant with respect to the tax consequences for the Recipient under the Plan.

        The Company and/or any Subsidiary of the Company: (a) make no representations or undertakings regarding the tax treatment in connection with the Plan; and (b) do not commit to structure the Plan to reduce or eliminate the Recipient's liability for Tax.

        12.    Securities Laws.    This award is a private offer that may be accepted only by a Recipient who is an employee or director of the Company or a Subsidiary of the Company and who satisfies the eligibility requirements outlined in the Plan and the Committee's administrative procedures. This award has not been registered with the body responsible for regulating offers of securities in the Recipient's country. The future value of Common Stock acquired under the Plan is unknown and could increase or decrease.

        Neither the Plan nor any offering materials related to the Plan may be distributed to the public. The Common Stock should be resold only on the New York Stock Exchange and should not be resold to the public except in full compliance with local securities laws.

        The Addendum to this Agreement contains country-specific provisions regarding the securities laws in Denmark, France, Singapore and the United States.

        13.    No Employment or Compensation Rights.    This Section applies whether or not the Company has full discretion in the operation of the Plan, and whether or not the Company could be regarded as being subject to any legal obligations in the operation of the Plan. It also applies both during a Recipient's employment or employment relationship and after the termination of a Recipient's employment or employment relationship, whether the termination is lawful or unlawful.

        Nothing in the rules, the operation of the Plan or this Agreement forms part of the contract of employment or employment relationship between a Recipient and the Company or any affiliate of the Company. The rights and obligations arising from the employment relationship between the Recipient and the Company or one of its affiliates are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, continued employment or a continued employment relationship, nor shall it interfere in any way with the Company's or its affiliates' right to terminate the Recipient's employment at any time.

        The grant of rights on a particular basis in any year does not create any right to or expectation of the grant of rights on the same basis, or at all, in any future year.

        No employee is entitled to participate in the Plan, or to be considered for participation in the Plan, at a particular level or at all. Participation in any operation of the Plan does not imply any right to participate, or to be considered for participation, in any later operation of the Plan.

        Without prejudice to a Recipient's rights under the Plan, subject to and in accordance with the express terms of the applicable rules, no Recipient has any rights in respect of the Company's exercise or omission to exercise any discretion, or making or omission to make any decision, relating to the right. Any and all discretion, decisions or omissions relating to the right may operate to the disadvantage of the Recipient, even if this could be regarded as capricious or unreasonable or could be regarded as a breach of any implied term between the Recipient and his or her employer, including any implied duty of trust and confidence. Any such implied term is hereby excluded and overridden.

        No employee has any right to compensation for any loss in relation to the Plan, including:

  •
  any loss or reduction of any rights or expectations under the Plan in any circumstances or for any reason (including lawful or unlawful termination of employment or the employment relationship);

  •
  any exercise of discretion or a decision taken in relation to the Plan, or any failure to exercise discretion or make a decision; or

  •
  the operation, suspension, termination or amendment of the Plan.

The Restricted Stock Units granted pursuant to this Agreement do not constitute part of the Recipient's wages or remuneration or count as pay or remuneration for pension or other purposes. If the Recipient terminates employment with the Company or any Subsidiary or other affiliate, in no circumstances will the Recipient be entitled to any compensation for any loss of any right or benefit or any prospective right or benefit under the Plan or this Agreement that he or she might otherwise have enjoyed had such employment continued, whether such compensation is claimed by way of damages for wrongful dismissal, breach of contract or otherwise.

        Participation in the Plan is permitted only on the basis that the Recipient accepts all of the terms and conditions of the Plan and this Agreement, as well as the administrative rules established by the Committee. By participating in the Plan, a Recipient waives all rights under the Plan to the fullest extent permitted by applicable laws, other than the rights subject to and in accordance with the express terms of the applicable rules, in consideration for, and as a condition of, the grant of rights under the Plan. Neither this Agreement nor the Plan confers on the Recipient any legal or equitable rights (other than those related to the Restricted Stock Unit award) against the Company or any Subsidiary or directly or indirectly gives rise to any cause of action in law or in equity against the Company or any Subsidiary.

        Nothing in this Plan confers any benefit, right or expectation on a person who is not a Recipient.

        Each of the provisions set forth above is entirely separate and independent from each of the other provisions. If any provision is found to be invalid then it will be deemed never to have been part of these terms and, to the extent that it is possible to do so, this will not affect the validity or enforceability of any of the remaining provisions.

        14.    Data Privacy.    The Recipient agrees that the Company, with its headquarters located at 13515 Ballantyne Corporate Place, Charlotte, North Carolina, USA 28277, is the data controller in the context of the Plan.

        The Recipient hereby explicitly and unambiguously consents to the collection, storage, use, processing and transfer, in electronic or other form, of his or her personal data as described below by and among, as applicable, his or her employer and any of its affiliates for the exclusive purpose of implementing, administering and managing his or her participation in the Plan, and the transfer of such data by them to government and other regulatory authorities for the purpose of complying with their legal obligations in connection with the Plan.

        The Recipient understands that his or her employer and any of its affiliates may hold certain personal information about him or her, including his or her name, date of birth, date of hire, home and business addresses and telephone numbers, e-mail address, business group/segment, employment status, account identification, and details of all rights and other entitlement to shares or units awarded, cancelled, purchased, vested, unvested or outstanding in his or her favor pursuant to this Agreement, for the purpose of managing and administering the Plan ("Data").

        The Recipient further agrees that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country or elsewhere, including outside the European Economic Area, and that the Recipient's country may have less adequate data privacy laws and protections than his or her country. The Company has entered into contractual arrangements to ensure the same safeguards for data as required under European Union Law. A third party to whom the information may be passed is Smith Barney (including Citigroup and its other affiliates). The Recipient understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Recipient authorizes recipients of the Data to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom shares acquired pursuant to the Plan may be deposited.

        The Recipient understands that Data will be held only as long as necessary to implement, administer and manage his or her participation in the Plan. The Recipient understands that he or she may, at any time, view his or her Data, request additional information about the storage and processing of Data, require any necessary amendments to his or her Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Company's local data privacy administrator.

        The Recipient understands, however, that refusing or withdrawing his or her consent, although it will not have any negative effect on his or her employment, may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Recipient understands that he or she may contact the Company's local data privacy administrator.

        The Addendum to this Agreement contains a country-specific provision regarding the data privacy laws in France.

        15.    Plan Terms and Committee Authority.    This Agreement and the rights of the Recipient hereunder are subject to all of the terms and conditions of the Plan, as it may be amended from time to time, as well as to such rules and regulations as the Committee (meaning the Compensation Committee of the Board of Directors of the Company, as defined in the Plan) may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, all of which shall be binding upon the Recipient. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan. The Recipient hereby acknowledges receipt of a copy of the Plan and this Agreement.

        16.    Governing Law and Jurisdiction.    This Agreement is governed by the substantive and procedural laws of the state of Michigan. The Recipient and the Company agree to submit to the exclusive jurisdiction of, and venue in, the courts in Michigan in any dispute relating to this Agreement.

ADDENDUM

Securities Laws

        The following country-specific provisions apply for purposes of Section 12 of the Agreement:

Denmark	No Offering Memorandum has been filed with or approved by the Danish Securities Council or any other regulatory authority in the Kingdom of Denmark. The Common Stock has not been offered or sold and may not be offered, sold or delivered directly or indirectly in Denmark, unless in compliance with Chapter 12 of the Danish Act on trading in Securities and the Danish Executive Order No. 166 of 13 March 2003 on the First Public Offer of Certain Securities issued pursuant hereto as amended from time to time.
France
Neither the Plan, which has not been submitted to the Commission des Operations de Bourse (the "COB"), nor any information contained therein or any offering material relating to the Restricted Stock Units or the Common Stock may be distributed or caused to be distributed to the public in France. Prospective beneficiaries of Restricted Stock Units and Common Stock are informed that the Plan has not been submitted to the clearance procedures of the COB.
Singapore
The Plan has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the Plan and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Restricted Stock Units or Common Stock may not be circulated or distributed, nor may the Common Stock be offered or sold or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than under circumstances in which such offer, sale or invitation does not constitute an offer or sale, or invitation for subscription or purchase, of the Common Stock to the public in Singapore.
United States
If a Registration Statement under the Securities Act of 1933, as amended, is not in effect with respect to the shares of Common Stock to be issued pursuant to this Agreement, the Recipient hereby represents that he or she is acquiring the shares of Common Stock for investment and with no present intention of selling or transferring them and that he or she will not sell or otherwise transfer the shares except in compliance with all applicable securities laws and requirements of any stock exchange on which the shares of Common Stock may then be listed.

Data Privacy

        The following country-specific provision applies for purposes of Section 14 of the Agreement:

France	The Company agrees that the Recipient has the right to access personal data relating to him or her, as collected and processed by the Company, and to ask for modification or suppression (in accordance with article 34 of the law "Informatique et Libertes" of 6 January 1978) of the Recipient's personal data if the data are incorrect or unnecessary for the limited purposes for which the data were collected. The Recipient can exercise these rights by sending a dated and signed request to the Company by fax or post to the Company's local data privacy administrator.

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SPX Corporation 2002 STOCK COMPENSATION PLAN RESTRICTED STOCK UNIT AGREEMENT AWARD
ADDENDUM
ADDENDUM